UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------
                                   FORM 8-K/A
                            -------------------------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2003
                                                         ----------------

                            DORCHESTER MINERALS, L.P.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                        000-50175            81-0551518
-------------------------------           -----------       ------------------
(State or other jurisdiction of           Commission         (I.R.S. Employer
 incorporation or organization)           File Number       Identification No.)


                            3738 Oak Lawn, Suite 300
                               Dallas, Texas 75219
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code:  (214) 559-0300
                                                            --------------
                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 31, 2003, Dorchester Hugoton, Ltd. contributed assets to us and transferred certain assets to Dorchester Minerals Operating LP and then liquidated. Owners of overriding royalty interests ("ORRIs") in Republic Royalty Company ("Republic") contributed their Republic ORRIs to Republic, then Republic and Spinnaker Royalty Company, L.P. ("Spinnaker") contributed their working interest properties to Dorchester Minerals Operating LP and merged with us.

Item 5.  OTHER EVENTS.

Dorchester Minerals, L.P. Unaudited Pro Forma Data

     The following reflects unaudited pro forma data related to the combination discussed in Item 2. The unaudited pro forma combined data assumes the combination had taken place on September 30, 2002 with respect to the unaudited pro forma combined balance sheet and as of January 1, 2001 with respect to the unaudited pro forma combined statements of operations. For complete unaudited pro forma combined financial statements, see Item 7(b). The historical financial data of Republic, the Republic ORRIs and Spinnaker should be read in conjunction with the data below, see Item 7(a). In addition, the historical financial data of Dorchester Hugoton contained in Dorchester Minerals, L.P.'s Registration Statement on Form S-4 (333-882882) dated October 30, 2002, and Supplement No. 1 to the Registration Statement, dated December 13, 2002, should be read in conjunction with the data below.

Balance Sheet Data (September 30, 2002) (in thousands):

Total assets........................................................... $252,748

Statement of Operations Data (in thousands):

                                              Year Ended       Nine Months Ended
                                          December 31, 2001   September 30, 2002
                                          -----------------   ------------------
Net Revenues.............................      $49,451              $27,158
Depreciation, Depletion and Amortization.      $24,753              $20,271
Net Earnings ............................      $20,225               $2,369

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.
     --------------------------------------------

     The following is hereby incorporated by reference to Dorchester Minerals, L.P. Registration Statement on Form S-4, Registration No. 333-88282, dated October 30, 2002, and Supplement No. 1 to the Registration Statement dated December 13, 2002:

     Republic Royalty Company and Affiliated Partnership
     ---------------------------------------------------

     Independent Auditor's Report
     Combined Balance Sheets, December 31, 2001 and 2000 and June 30, 2002 Combined Statements of Operations, Years ended December 31, 2001, 2000 and 1999 and the Six Month Periods ended June 30, 2002 and 2001 Combined Statements of Owners' Capital, Years ended December 31, 2001, 2000 and 1999 and the Six Month Periods ended June 30, 2002
     Combined Statements of Cash Flows,  Years ended December 31, 2001, 2000 and 1999 and the Six Month Periods ended June 30, 2002 and 2001
     Notes to Combined Financial Statements

     Combined Balance Sheets, September 30, 2002
     Combined Statements of Operations,  Nine Month Periods ended  September 30,
          2002 and 2001 (unaudited)
     Combined Statements of Owners' Capital,  Nine Month Periods ended
          September 30, 2002 and 2001 (unaudited)
     Combined Statements of Cash Flows,  Nine Month Periods ended  September 30,
          2002 and 2001 (unaudited)
     Notes to Combined Financial Statements

     Republic Royalty Company-Unaffiliated Republic ORRIs Owners
     -----------------------------------------------------------

     Independent Auditor's Report
     Balance Sheets, December 31, 2001 and 2000 and June 30, 2002
     Statements of Operations,  Years ended December 31, 2001, 2000 and 1999 and the Six Month Periods ended June 30, 2002 and 2001
     Statements of ORRIs Owners' Equity, Years ended December 31, 2001, 2000 and 1999 and the Six Month Periods ended June 30, 2002
     Statements of Cash Flows,  Years ended December 31, 2001, 2000 and 1999 and the Six Month Periods ended June 30, 2002 and 2001
     Notes to Financial Statements

     Balance Sheet, September 30, 2002
     Statements of Operations,  Nine Month Periods ended  September 30, 2002 and 2001 (unaudited)
     Statements of ORRI Owners'  Equity,  Nine Month Periods ended September 30,
          2002 and 2001 (unaudited)
     Statements of Cash Flows,  Nine Month Periods ended  September 30, 2002 and 2001 (unaudited)
     Notes to Financial Statements

     Spinnaker Royalty Company, L.P.
     -------------------------------

     Independent Auditor's Report
     Balance Sheets, December 31, 2001 and 2000 and June 30, 2002
     Statements of Operations,  Years ended December 31, 2001, 2000 and 1999 and the Six Month Periods ended June 30, 2002 and 2001
     Statements of Partners'  Capital,  Years ended December 31, 2001,  2000 and 1999 and the Six Months Period ended June 30, 2002
     Statements of Cash Flows,  Years ended December 31, 2001, 2000 and 1999 and the Six Month Periods ended June 30, 2002 and 2001
     Notes to Financial Statements

     Balance Sheet, September 30, 2002
     Statements of Operations,  Nine Month Periods ended  September 30, 2002 and 2001 (unaudited)
     Statements of Partners'  Capital,  Nine Month Periods  ended  September 30,
          2002 and 2001 (unaudited)
     Statements of Cash Flows,  Nine Month Periods ended  September 30, 2002 and 2001 (unaudited)
     Notes to Financial Statements

(b)  Pro Forma Financial Information.
     --------------------------------

     Index to Pro Forma Financial Information
     Introduction to Pro Forma Financial Information
     Unaudited Pro Forma Combined Balance Sheet at September 30, 2002
     Unaudited Pro Forma  Combined  Statement of  Operations  for the Year Ended
          December 31, 2001
     Unaudited Pro Forma  Combined  Statement of Operations  for the Nine Months
          Ended September 30, 2002
     Notes to Unaudited Pro Forma Combined Financial Information.

(c)  Exhibits
     --------

     2.1 Combination Agreement dated as of December 13, 2001 by and between Republic, Spinnaker, Dorchester, the Registrant and certain other parties.

     2.2 Contribution Agreement dated as of December 13, 2001 by and between SAM Partners, Ltd., Vaughn Petroleum, Ltd., Smith Allen Oil & Gas, Inc., P.A. Peak, Inc., James E. Raley, Inc., Dorchester Minerals Management GP LLC, Dorchester Minerals Management LP.

                    INDEX TO PRO FORMA FINANCIAL INFORMATION


Dorchester Minerals, L.P.:                                                 Page
Introduction to Pro Forma Financial Information........................     P-1
Unaudited Pro Forma Combined Balance Sheet as of September 30, 2002....     P-2
Unaudited Pro Forma Combined Statement of Operations for the Year
        Ended December 31, 2001........................................     P-3
Unaudited Pro Forma Combined Statement of Operations for the Nine Month
        Period Ended September 30, 2002................................     P-4
Notes to Unaudited Pro Forma Combined Financial Information............     P-5

              UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF
                            DORCHESTER MINERALS, L.P.



     The following unaudited pro forma combined financial information gives effect to the combination of Dorchester Hugoton, Ltd. ("Dorchester Hugoton"), Republic Royalty Company ("Republic") and affiliated partnership, owners of overriding royalty interests in Republic ("Republic ORRIs"), and Spinnaker Royalty Company, L.P. ("Spinnaker") (collectively, "the Combining Entities"), to be accounted for using the purchase method of accounting. The pro forma combined balance sheet has been prepared as if the combination occurred on September 30, 2002. The pro forma combined statements of operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001 have been prepared as if the combination occurred on January 1, 2001.

     The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the combined financial position or results of operations would actually have been if the combination had, in fact, occurred on those dates, or what the financial position or results of operations may be for any future date or period. This pro forma financial information is based upon the respective historical financial statements of the Combining Entities and related notes and should be read in conjunction with those statements and notes included in the Registration Statement filed on Form S-4 filed by Dorchester Minerals, L.P., dated October 30, 2002, and Supplement No. 1 to the Registration Statement, dated December 13, 2002.

                            DORCHESTER MINERALS, L.P.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2002
                                 (IN THOUSANDS)

                                        Dorchester               Republic                Pro forma     Pro forma
                                         Hugoton     Republic     ORRIs     Spinnaker   adjustments     combined
                                        ---------    --------    --------   ---------   -----------    ---------
Current assets:
  Cash and cash equivalents ............$  18,111    $   999     $    --    $    597     $ (19,707) b  $     --
  Investment - available for sale ......    4,083         --          --          --        (4,083) b        --
  Receivables ..........................    1,880      3,159       2,803       1,184        (3,665) a
                                                                                              (633) b     4,728
  Prepaid expenses and other
          current assets ...............      341         --          --          --          (341) b        --
                                        ---------    --------    -------    --------     ---------      -------
           Total current assets ........   24,415      4,158       2,803       1,781       (28,429)       4,728

 Property and equipment - at cost ......   35,035      4,300      64,961      30,540         2,031  a
                                                                                           131,634  c   268,501
      Less depreciation, depletion
          and amortization .............  (20,481)    (3,002)    (38,010)    (19,123)         (575) a
                                                                                            60,710  c   (20,481)
                                        ---------    -------    --------    --------     ---------     --------
           Net property and equipment..    14,554      1,298      26,951      11,417       193,800      248,020
                                        ---------    -------    --------    --------     ---------     --------
           Total assets ............... $  38,969    $ 5,456    $ 29,754    $ 13,198     $ 165,371     $252,748
                                        =========    =======    ========    ========     =========     ========

Current liabilities:
  Accounts payable and other current
     liabilities .......................$     599    $ 1,009    $    862    $    268     $    (862) a
                                                                                            (1,876) b  $     --
  Production and property taxes payable.      318         --          --          --          (318) b        --
  Nonaffiliated ORRI owner payable .....       --      2,803          --          --        (2,803) a        --
  Royalties payable ....................      370         --          --          --          (370) b        --
  Distributions payable ................    2,931         --          --          --        (2,931) b        --
                                        ---------    -------    --------    --------     ---------     --------
           Total current liabilities ...    4,218      3,812         862         268        (9,160)          --

Partnership capital
  General partners .....................      255      1,644          --        (346)        1,455  a
                                                                                             6,624  d     9,632
  Limited partners .....................   32,930         --      28,892      13,276       (17,702) b
                                                                                           192,344  c
                                                                                            (6,624) d   243,116
  Accumulated other comprehensive income    1,566         --          --          --        (1,566) b        --
                                        ---------    -------    --------    --------     ---------     --------
       Total partnership capital .......   34,751      1,644      28,892      12,930       174,531      252,748
                                        ---------    -------    --------    --------     ---------     --------
        Total liabilities
          and partnership capital ......$  38,969    $ 5,456    $ 29,754    $ 13,198     $ 165,371     $252,748
                                        =========    =======    ========    ========     =========     ========

        See notes to unaudited pro forma combined financial information.

                            DORCHESTER MINERALS, L.P.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                        Dorchester               Republic                Pro forma     Pro forma
                                         Hugoton     Republic     ORRIs     Spinnaker   adjustments    combined
                                        ---------    --------    --------   ---------   -----------    ---------
Net operating revenues:
  Net profits interest...................$     --    $    --     $    --     $     --   $   20,524  b  $ 20,524
  Natural gas sales......................  27,153         --          --           --      (27,153) b        --
  Royalties..............................      --      2,549      15,218       10,871           --       28,638
  Lease bonus............................      --         22         128           34           --          184
  Other..................................     192         49         291           39         (466) b       105
  Production payment.....................    (566)        --          --           --          566  b        --
                                         --------    --------    -------     --------   -----------     --------
           Total net operating revenues    26,779       2,620     15,637       10,944       (6,529)      49,451
Cost and expenses
  Operating..............................   3,160          --         --           --       (3,160) b        --
  Production taxes.......................   1,721         231      1,520          827       (1,721) b     2,578
  Depreciation, depletion and
    amortization.........................   2,105         155      3,102        1,442          143  a
                                                                                            17,806  c    24,753
  General and administrative.............   1,764         158        776          613         (461) b
                                                                                               267  a
                                                                                            (1,178) e     1,939
  Facilitation amount....................      --          --        604           --         (604) a        --
  Management fees........................     605          --         --           --         (605) f        --
                                         --------    --------    --------    --------   ----------     --------
  Operating expenses.....................   9,355         544       6,002       2,882       10,487       29,270
                                         --------    --------    --------    --------   ----------     --------
           Operating Income..............  17,424       2,076       9,635       8,062      (17,016)      20,181
Other
  Investment income......................    (897)         --          --          --          897  d        --
  Interest expense.......................      36          --          --          --          (36) d        --
  Other income...........................     (66)         --          --          --           22  d       (44)
                                         --------    --------    --------    --------   ----------     --------
           Total other income............    (927)         --          --          --          883          (44)
                                         --------    --------    --------    --------   ----------     --------
Net Earnings.............................$ 18,351    $  2,076    $  9,635    $  8,062   $  (17,899)    $ 20,225
                                         ========    ========    ========    ========   ===========    ========
Allocation of net earnings
  General partners.................................................................................    $    256
                                                                                                       ========
  Limited partners.................................................................................    $ 19,969
                                                                                                       ========
Net earnings per common unit.......................................................................    $    .74
                                                                                                       ========
Weighted average common units outstanding..........................................................    $ 27,040
                                                                                                       ========
Net earnings after transaction expenses............................................................    $ 19,047
                                                                                                       ========
Allocation of net earnings after transaction expenses
  General partners.................................................................................    $    209
                                                                                                       ========
  Limited partners.................................................................................    $ 18,838
                                                                                                       ========
Net earnings per common unit after transaction expenses............................................    $    .70
                                                                                                       ========
Weighted average common units outstanding...........................................................   $ 27,040
                                                                                                       ========
        See notes to unaudited pro forma combined financial information.

                            DORCHESTER MINERALS, L.P.
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2002
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)

                                        Dorchester               Republic               Pro forma      Pro forma
                                         Hugoton     Republic      ORRIs    Spinnaker   adjustments    combined
                                        ---------    --------    --------   ---------   -----------    ---------
Net operating revenues:
  Net profits interest.................. $     --    $     --    $     --   $      --   $     9,499  b $   9,499
  Natural gas sales.....................   12,761          --          --          --       (12,761) b        --
  Royalties.............................       --       1,701      10,029       5,891            --       17,621
  Lease bonus...........................       --           2           9          15            --           26
  Other.................................       96          71         422         190          (767) b        12
                                         --------    --------    --------   ---------   -----------    ---------
           Total net operating revenues    12,857       1,774      10,460       6,096        (4,029)      27,158
Cost and expenses
  Operating.............................    2,058          --          --          --        (2,058) b        --
  Production taxes......................      629         149         878         467          (629) b     1,494
  Depreciation, depletion and amortization  1,616         127       2,643       1,278            42  a
                                                                                             14,565  c    20,271
  General and administrative............    1,223         364       2,092         786           256  a
                                                                                               (339) b
                                                                                                 61  g
                                                                                             (1,419) e     3,024
  Facilitation amount...................      --           --         298          --          (298) a        --
  Management fees.......................     381           --          --          --          (381) f        --
                                         -------     --------     --------  ---------   -----------     --------
  Operating expenses....................   5,907          640       5,911       2,531         9,800       24,789
                                         -------     --------    --------   ---------   -----------     --------
                     Operating Income ...  6,950        1,134       4,549       3,565       (13,829)       2,369
  Investment income......................   (300)          --          --          --           300  d        --
  Interest expense.......................     14           --          --          --           (14) d        --
  Other expense..........................     21           --          --          --           (21) d        --
                                         -------     --------    --------   ---------   -----------     --------
  Total other income.....................   (265)          --          --          --           265           --
                                         -------     --------    --------   ---------   -----------     --------
Net Earnings.............................$ 7,215     $  1,134    $  4,549   $   3,565   $   (14,094)    $  2,369
                                         =======     ========    ========   =========   ===========     ========
Allocation of net earnings
  General partners.................................................................................     $   (143)
                                                                                                        ========
  Limited partners.................................................................................     $  2,512
                                                                                                        ========
Net earnings per common unit.......................................................................     $   0.09
                                                                                                        =========
Weighted average common units outstanding..........................................................       27,040
                                                                                                        ========
Net earnings after transaction expenses............................................................     $    950
                                                                                                        ========
Allocation of net earnings after transaction expenses
  General partners.................................................................................     $   (200)
                                                                                                        ========
  Limited partners.................................................................................     $  1,150
                                                                                                        ========
Net earnings per common unit after transaction expenses............................................     $   0.04
                                                                                                        ========
Weighted average common units outstanding..........................................................       27,040
                                                                                                        ========
        See notes to unaudited pro forma combined financial information.

           Notes to Unaudited Pro Forma Combined Financial Information
                             (Dollars in thousands)

1.   Basis of Presentation

     The pro forma financial information presents the combination using the purchase method of accounting and reflects the total number of common units of Dorchester Minerals, L.P. outstanding upon the consummation of the combination of 27,040,431. Dorchester Hugoton is deemed to be the acquiror because its depository receipt holders are the ownership group that received the largest ownership interest in Dorchester Minerals, L.P. Accordingly, the assets of Republic, the Republic ORRIs and Spinnaker are adjusted to fair value in the pro forma balance sheet.

     For accounting purposes, the fair value (new basis) of the assets of Republic, the Republic ORRIs and Spinnaker is based on the fair value of Dorchester Hugoton and the share of the total common units of Dorchester Minerals, L.P. that the partners of Republic, the Republic ORRIs and Spinnaker received, as follows:

Market capitalization of Dorchester Hugoton at January 31, 2003 based on
  the closing price of $16.08 per common unit...................       $174,515
    Less cash distributed to Dorchester Hugoton
      unitholders prior to the combination transaction..........        (20,614)
                                                                       --------
    Estimated fair value of Dorchester Hugoton assets contributed
      to Dorchester Minerals, L.P...............................       $153,901
                                                                       ========

     The Dorchester Hugoton unitholders received 39.73% of the common units of Dorchester Minerals, L.P. in exchange for their interest in Dorchester Hugoton, which results in a valuation of Dorchester Minerals, L.P. of $387,367.

     The fair market value of the assets of Republic, the Republic ORRIs and Spinnaker were determined based on the percentage interests that their partners received in Dorchester Minerals, L.P., as follows:

                                               Percentage          Fair Value
                                                Interest            of Assets
                                               ---------           ----------
Republic..................................        5.87%             $  22,754
Republic ORRIs............................       34.64%               134,168
Spinnaker.................................       19.76%                76,544
                                                                    ---------
                                                                     $233,466
                                                                    =========

2.   Pro Forma Adjustments

     Balance sheet adjustments:

     (a) Eliminate intercompany receivables and payables and the effect of intercompany transactions on property and equipment.

     (b)  Eliminate   assets  and  liabilities  that  were  not  transferred  to
          Dorchester Minerals, L.P.

     (c) Adjust historical book values of property and equipment of Republic, the Republic ORRIs, and Spinnaker to fair value, as follows:

Purchase accounting fair value..............................            $233,466
Historical cost:
     Republic, after elimination of intercompany transaction   $ 2,754
     Republic ORRIs.........................................    26,951
     Spinnaker..............................................    11,417    41,122
                                                               -------   -------
                                                                        $192,344
                                                                        ========
Allocation:
     Property and equipment.................................           $131,634
     Accumulated depreciation, depletion and
        amortization........................................              60,710
                                                                        --------
                                                                        $192,344
                                                                        ========

(d) Adjust equity accounts to reflect capital structure of Dorchester Minerals, L.P.

     Statement of operations adjustments:
     -----------------------------------
     (a)  Eliminate intercompany transactions and their effect on depletion.
     (b) Reflect the income and expenses of Dorchester Hugoton as a 96.97% net profits interest.

          Under the net profits interests agreement, certain costs and expenses previously incurred by Dorchester Hugoton are the obligations of Dorchester Minerals Operating LP, and Dorchester Minerals, L.P. will retain a 96.97% net profits interest. Accordingly, adjustments have been made to reduce expenses and revenues as follows:

                                                For the
                                               Nine Month        For the Year
                                             Period Ended            Ended
                                          September 30, 2002   December 31, 2001
                                          ------------------   -----------------
Expenses
  Operating expenses..........................    $2,058            $3,160
  Production taxes............................       629             1,721
  General and administrative expenses.........       339               461
Other deductions
  Production payment..........................        --               566
  Other.......................................        35               272
                                                  ------            ------
                                                  $3,061            $6,180
                                                  ======            ======
The effect on revenue is as follows:

Dorchester Hugoton historical revenues:
   Natural gas sales...............................    $12,761    $27,153
   Other revenue...................................         96        192
                                                       -------    -------
                                                        12,857     27,345
Deduct costs and expenses..........................     (3,061)    (6,180)
                                                       -------    -------
                                                         9,796     21,165
Net profits interest...............................    x 96.97%   x 96.97%
                                                       -------    -------
Pro forma net profits interest revenue.............    $ 9,499    $20,524
                                                       =======    =======

     (c) Adjust depreciation, depletion, and amortization based on the new basis of oil and gas properties.

     (d) Eliminate income and expense related to assets and liabilities of Dorchester Hugoton that were not transferred to Dorchester Minerals, L.P..

     (e)  Eliminate nonrecurring transaction costs.

     (f)  Eliminate management fees.

     (g) Increase general and administrative expenses for reimbursable costs incurred by Dorchester Minerals Operating LP.

3.   Severance Payments

     Dorchester Hugoton had a severance policy pursuant to which payments in the approximate amount of $2.7 million have been made by Dorchester Hugoton to its employees and general partners upon consummation of the Combination. These payments were not an obligation of Dorchester Minerals, L.P. and are not included as a liability or an expense in the pro forma financial statements.

4.   Pro Forma Information on Oil and Gas Operations

     The pro forma reserve information set forth below assumes the combination transactions were completed on January 1, 2001. There are many uncertainties inherent in estimating reserve quantities, and in projecting future production rates and the timing of future development expenditures. Accordingly, estimates are subject to change as additional information becomes available. Revisions of estimates can have a significant impact on the results.

     Proved oil and natural gas reserves are the estimated quantities of crude oil, condensate, natural gas and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic conditions. Proved developed oil and gas reserves are those reserves expected to be recovered through existing equipment and operating methods.

     All reserves are located in the United States.

            SUMMARY OF CHANGES IN PRO FORMA COMBINED PROVED RESERVES
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                         Dorchester            Republic             Pro forma      Pro forma
                                          Hugoton    Republic   ORRIs    Spinnaker  adjustments    combined
                                         ----------  --------  --------  ---------  -----------    ---------
Oil (MBbls)
Proved reserves
   Estimated quantity, beginning of year        --       698      2,793      1,002           --        4,493
   Revisions of previous estimates..            --        37        150         60           --          247
   Production.......................            --       (55)      (222)       (88)          --         (365)
                                        -----------  -------   --------  ---------  -----------    ---------
   Estimated quantity, end of year..            --       680      2,721        974           --        4,375
                                        ===========  =======   ========  =========  ===========    =========
Proved developed reserves
   Beginning of year................            --       698      2,792        998           --        4,488
   End of year......................            --       680      2,721        972           --        4,373

                                         Dorchester            Republic             Pro forma      Pro forma
                                          Hugoton    Republic    ORRIs   Spinnaker  adjustments    combined
                                         ----------  --------  --------  ---------  -----------    ---------
Gas (MMcf)
Proved reserves
   Estimated quantity, beginning of year   54,127      3,793     15,173     15,000       (1,640) a    86,453
   Revisions of previous estimates..          743        781      3,124      1,784          (23) a     6,409
   Production.......................       (6,568)      (543)    (2,174)    (2,247)         200  a   (11,332)
                                         --------    -------   --------   --------  -----------    ---------
   Estimated quantity, end of year..       48,302      4,031     16,123     14,537       (1,463)      81,530
                                         ========    =======   ========   ========  ===========    =========
Proved developed reserves
   Beginning of year................       54,127      3,759     15,035     13,493       (1,640) a    84,774
   End of year......................       48,302      3,998     15,990     13,271       (1,463) a    80,098

a)   to adjust Dorchester Hugoton amounts to 96.97% of historical amounts.

                     PRO FORMA COMBINED STANDARDIZED MEASURE
                       OF DISCOUNTED FUTURE NET CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                          Dorchester            Republic             Pro forma      Pro forma
                                           Hugoton    Republic   ORRIs    Spinnaker  adjustments    combined
                                          ---------   --------  --------  ---------  -----------    ---------

Future estimated gross revenues..........  $117,029   $109,736  $ 87,789  $  52,935  $   (87,789) a
                                                                                          (3,546) b  $276,154
Net proceeds interest to unaffiliated
          ORRI owner.....................        --    (87,789)       --         --       87,789  a        --
Less future estimated production taxes...        --     (1,689)   (6,758)    (4,237)          --      (12,684)
Future estimated production and
  development costs......................   (51,083)        --        --         --        1,548  b   (49,535)
                                           --------   --------  --------   --------  -----------    ---------
Future estimated net revenue.............    65,946     20,258    81,031     48,698       (1,998)     213,935
10% annual discount for estimated timing
   of cash flows.........................   (21,220)   (10,420)  (41,681)   (22,253)         643  b   (94,931)
                                           --------   --------  --------   --------  -----------    ---------
Standardized measure of discounted
 future estimated net revenue............  $ 44,726   $  9,838  $ 39,350   $ 26,445  $    (1,355)    $119,004
                                           ========   ========  ========   ========  ===========     ========

Beginning of year........................  $140,003   $ 25,812  $103,249   $ 92,416  $    (4,242) b  $357,238
Sales of natural gas produced, net of
  production costs......................... (21,899)    (2,318)  (13,698)   (10,044)         664  b   (47,295)
Net changes in prices and production costs. (89,233)   (14,913)  (59,651)   (60,964)       2,704  b  (222,057)
Revisions of previous quantity estimates...   3,488      1,097     4,384      1,908         (106) b    10,771
Accretion of discount......................  12,471      2,581    10,325      9,242         (378) b    34,241
Other......................................    (104)    (2,421)   (5,259)    (6,113)           3  b   (13,894)
                                           --------   --------  --------   --------  -----------    ---------
Net change in standardized measure of
 discounted future estimated net revenues.. (95,277)   (15,974)  (63,899)   (65,971)       2,887     (238,234)
                                           --------   --------  --------   --------  -----------     --------
End of year................................$ 44,726   $  9,838  $ 39,350   $ 26,445  $    (1,355)    $119,004
                                           ========   ========  ========   ========  ===========     ========
a)   to eliminate intercompany amounts

b)   to adjust Dorchester Hugoton amount to 96.97% of historical amounts.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          DORCHESTER MINERALS, L.P.

                                     By:  Dorchester Minerals Management LP,
                                          its general partner

                                     By:  Dorchester Minerals Management GP LLC,
                                          its general partner

Date: April 15, 2003                 By: /s/ William Casey McManemin
                                         ---------------------------
                                         Chief Executive Officer